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EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-32402.

                                                /s/ ARTHUR ANDERSEN LLP



Baltimore, Maryland
March 17, 2000